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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: December 18, 1997
(Date of earliest event reported)


                      Commercial Mortgage Acceptance Corp.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                    333-13725                     43-1681393
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  (State or Other               (Commission                 (I.R.S. Employer
  Jurisdiction of               File Number)               Identification No.)
  Incorporation





              210 West 10th Street, Kansas City, Missouri 64105
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              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (816) 435-5000


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Item 5. Other Events

Attached as exhibits to this Current Report on Form 8-K are consents of independent real estate brokerage, appraisal, management and consulting firms (the "Appraisers") which prepared the Property Appraisals which were filed by the Registrant on the Form 8-K on December 3, 1997 as Exhibits 99.1 to 99.60, inclusive, to the Registrant's registration statement on Form S-3 (No. 333-13725) (the "Registration Statement") in relation to the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 1997-ML.

The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale of the Certificates contemplated by the Prospectus will be registered pursuant to the Act under the Registrant's Registration Statement.

Item 7. Financial Statements and Exhibits

(a) Not applicable
(b) Not applicable
(c) Exhibits

Item 601(a) of                              Description
Regulation S-K Exhibit No.

23.1 Consent of Arthur Andersen LLP to inclusion of the Appraisal of Boronda Manor Apartments, Marina Playa Apartments and Birch Creek Apartments (which Appraisals were filed as Exhibits 99.1, 99.5 and
         99.12 respectively) naming Arthur Andersen LLP as the Appraiser.

23.2 Consent of Robert Saia & Associates to inclusion of the Appraisal of The Capri (which Appraisal was filed as Exhibit 99.2) naming Robert Saia & Associates as the Appraiser

23.3 Consent of Lunz, Massopust, Reid, DeCaster & Lammers, Inc. to inclusion of the Appraisal of Dain Bosworth - Gaviidae Common I & II (which Appraisal was filed as Exhibit 99.3) naming Lunz, Massopust, Reid, DeCaster & Lammers, Inc. as the Appraiser


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23.4     Consent of O'Connor & Associates to inclusion of the Appraisal of Nob
         Hill Apartments (which Appraisal was filed as Exhibit 99.4) naming O'Connor & Associates as the Appraiser

23.5 Consent of Robert Saia & Associates to inclusion of the Appraisal of Laurel Tree Apartments and Harding Park Apartments (which Appraisals were filed as Exhibits 99.6 and 99.47 respectively) naming Robert Saia & Associates as the Appraiser

23.6 Consent of Landauer Associates, Inc. to inclusion of the Appraisal of Copley Place (which Appraisal was filed as Exhibit 99.7) naming Landauer Associates, Inc. as the Appraiser

23.7 Consent of Robert Saia & Associates to inclusion of the Appraisal of Circles Phase I, II & III and North Plaza Apartments (which Appraisals were filed as Exhibits 99.8 and 99.46 respectively) naming Robert Saia & Associates as the Appraiser

23.8 Consent of Robert Saia & Associates to inclusion of the Appraisal of Westlake Apartments (which Appraisal was filed as Exhibit 99.9) naming Robert Saia & Associates as the Appraiser

23.9 Consent of Robert Saia & Associates to inclusion of the Appraisal of The Elms (which Appraisal was filed as Exhibit 99.10) naming Robert Saia & Associates as the Appraiser

23.10 Consent of Robert Saia & Associates to inclusion of the Appraisal of Pine Grove Apartments (which Appraisal was filed as Exhibit 99.11) naming Robert Saia & Associates as the Appraiser

23.11 Consent of Cushman & Wakefield of Pennsylvania, Inc. to inclusion of the Appraisal of One Orlando Center (which Appraisal was filed as
         Exhibit 99.13) naming Cushman & Wakefield of Pennsylvania, Inc. as the Appraiser

                                       2

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23.12    Consent of Robert Saia & Associates to inclusion of the Appraisal of
         Heather Plaza Apartments (which Appraisal was filed as Exhibit 99.14) naming Robert Saia & Associates as the Appraiser

23.13 Consent of Pannell Kerr Forster International to inclusion of the Appraisal of the Four Seasons Hotel, Austin, the Four Seasons Hotel, Biltmore and the Ritz Carlton Hotel, St. Louis, Missouri (which Appraisals were filed as Exhibits 99.16, 99.18 and 99.15 respectively) naming Pannell Kerr Forster International as the Appraiser

23.14 Consent of Cushman & Wakefield of Pennsylvania, Inc. to inclusion of the Appraisal of Tower 45 (which Appraisal was filed as Exhibit 99.17) naming Cushman & Wakefield of Pennsylvania, Inc. as the Appraiser

23.15 Consent of Cushman & Wakefield of Pennsylvania, Inc. to inclusion of the Appraisal of Liberty Plaza (which Appraisal was filed as Exhibit 99.19) naming Cushman & Wakefield of Pennsylvania, Inc. as the Appraiser

23.16 Consent of O'Connor & Associates to inclusion of the Appraisal of West Point Apartments (which Appraisal was filed as Exhibit 99.20) naming O'Connor & Associates as the Appraiser

23.17 Consent of Cushman & Wakefield of Pennsylvania, Inc. to inclusion of the Appraisal of Franklin Mills Mall (which Appraisal was filed as
         Exhibit 99.21) naming Cushman & Wakefield of Pennsylvania, Inc. as the Appraiser

23.18 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Shilo Inn of Idaho Falls, Idaho (which Appraisal was filed as Exhibit 99.22) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.22)

                                       3

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23.19    Consent of James Ratkovich & Associates, Inc. to inclusion of the
         Appraisal of Shilo Inn of Nampa Boulevard, Idaho, (which Appraisal was filed as Exhibit 99.23) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.23)

23.20 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Shilo Inn of Warrenton, Oregon (which Appraisal was filed as Exhibit 99.24) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.24)

23.21 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Shilo Inn of Boise, Idaho (which Appraisal was filed as
         Exhibit 99.25) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.25)

23.22 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Shilo Inn of Casper, Wyoming (which Appraisal was filed as Exhibit 99.26) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.26)

23.23 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Shilo Inn of Yuma, Arizona (which Appraisal was filed as
         Exhibit 99.27) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.27)

23.24 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Shilo Inn of Oakhurst, California (which Appraisal was filed as Exhibit 99.28) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.28)

23.25 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Shilo Inn of Delano, California (which Appraisal was filed as Exhibit 99.29) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.29)

23.26 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Shilo Inn of Pomona, California (which Appraisal was filed as Exhibit 99.30) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.30)

                                       4

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23.27    Consent of James Ratkovich & Associates, Inc. to inclusion of the
         Appraisal of Shilo Inn of Richland, Washington (which Appraisal was filed as Exhibit 99.31) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.31)

23.28 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Shilo Inn of Spokane (which Appraisal was filed as
         Exhibit 99.32) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.32)

23.29 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Shilo Inn of Dalles, Oregon (which Appraisal was filed as
         Exhibit 99.33) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.33)

23.30 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Grant's Pass, Oregon (which Appraisal was filed as
         Exhibit 99.34) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.34)

23.31 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Shilo Inn of Portland, Oregon (which Appraisal was filed as Exhibit 99.35) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.35)

23.32 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Shilo Inn of Newport, Oregon (which Appraisal was filed as Exhibit 99.36) naming James Ratkovich & Associates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.36)

23.33 Consent of James Ratkovich & Associates, Inc. to inclusion of the Appraisal of Shilo Inn of Washington Square, Oregon (which Ap praisal was filed as Exhibit 99.37) naming James Ratkovich & Associ ates, Inc. as the Appraiser (Consent filed as part of Exhibit 99.37)

23.34 Consent of Arthur Andersen LLP to inclusion of the Appraisal of Lincoln, Oregon (which Appraisal was filed as Exhibit 99.38) naming Arthur Andersen LLP as the Appraiser (Consent filed as part of Exhibit 99.38)


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23.35    Consent of Huber & Lamb Appraisal Group, Inc. to inclusion of the
         Appraisal of Bi-Lo Center (which Appraisal was filed as Exhibit 99.39) naming Huber & Lamb Appraisal Group, Inc. as the Appraiser (Con sent filed as part of Exhibit 99.39)

23.36 Consent of Huber & Lamb Appraisal Group, Inc. to inclusion of the Appraisal of One Main Place (which Appraisal was filed as Exhibit 99.40) naming Huber & Lamb Appraisal Group, Inc. as the Appraiser (Consent filed as part of Exhibit 99.40)

23.37 Consent of Huber & Lamb Appraisal Group, Inc. to inclusion of the Appraisal of Chicot Crossing (which Appraisal was filed as Exhibit 99.41) naming Huber & Lamb Appraisal Group, Inc. as the Appraiser (Consent filed as part of Exhibit 99.41)

23.38 Consent of Huber & Lamb Appraisal Group, Inc. to inclusion of the Appraisal of Hollywood Video (Franklin, TN) (which Appraisal was filed as Exhibit 99.45) naming Huber & Lamb Appraisal Group, Inc. as the Appraiser (Consent filed as part of Exhibit 99.45)


                                       6

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23.39    Consent of H.J. Porter Associates to inclusion of the Appraisal of
         Mandeville Marketplace, Nine Mile Plaza, River Square Shopping Center, Greenbrier Station, the "Y" Shoping Center, Russell Crossing, 59 West Shopping Center, 29 North Shopping Center, Betts Crossing, Clanton Marketplace, Opp Marketplace and Parker Center (which Appraisals were filed as Exhibits 99.52, 99.44, 99.42, 99.51, 99.56, 99.55, 99.49,
         99.48, 99.50, 99.43, 99.53 and 99.54 respectively) naming H.J. Porter
         Associates as the Appraiser

23.40 Consent of Huber & Lamb Appraisal Group, Inc. to inclusion of the Appraisal of Franklin Center (which Appraisal was filed as Exhibit 99.57) naming Huber & Lamb Appraisal Group, Inc. as the Appraiser (Consent filed as part of Exhibit 99.57)



                                       7

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23.41    Consent of Huber & Lamb Appraisal Group, Inc. to inclusion of the
         Appraisal of Brownsville Place (which Appraisal was filed as Exhibit 99.58) naming Huber & Lamb Appraisal Group, Inc. as the Appraiser (Consent filed as part of Exhibit 99.58)

23.42 Consent of Huber & Lamb Appraisal Group, Inc. to inclusion of the Appraisal of Delchamps Plaza (which Appraisal was filed as Exhibit 99.59) naming Huber & Lamb Appraisal Group, Inc. as the Appraiser (Consent filed as part of Exhibit 99.59)

23.43 Consent of Huber & Lamb Appraisal Group, Inc. to inclusion of the Appraisal of Hollywood Video (Paducah, KY) (which Appraisal was filed as Exhibit 99.60) naming Huber & Lamb Appraisal Group, Inc. as the Appraiser (Consent filed as part of Exhibit 99.60)


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Commercial Mortgage
                                              Acceptance Corp.

December 18, 1997                             /s/ Leon E. Bergman
Date                                          -------------------------
                                              Name:
                                              Title:



                                       8


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                             EXHIBIT INDEX

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
      Item 601(a) of Regulation
            S-K Exhibit No.       Description
      -------------------------   -----------

                  23.1            Consent to inclusion of Appraisal of Boronda
                                     Manor Apartments., Marina Playa Apartments,
                                     Birch Creek Apartments
                  23.2            Consent to inclusion of Appraisal of The Capri.
                  23.3            Consent to inclusion of Appraisal of Dain
                                     Bosworth - Gaviidae Common I & II.
                  23.4            Consent to inclusion of Appraisal of Nobhill
                                     Apartments.
                  23.5            Consent to inclusion of Appraisal of Laurel
                                     Tree Apartments and Harding Park Apartments
                  23.6            Consent to inclusion of Appraisal of Copley
                                     Place.
                  23.7            Consent to inclusion of Appraisal of Circles
                                     Phase I, II & III. and North Plaza Apartments
                  23.8            Consent to inclusion of Appraisal of Westlake
                                     Apartments.
                  23.9            Consent to inclusion of Appraisal of The Elms.
                  23.10           Consent to inclusion of Appraisal of Pine
                                     Grove Apartments.
                  23.11           Consent to inclusion of Appraisal of One
                                     Orlando Center.
                  23.12           Consent to inclusion of Appraisal of Heather
                                     Plaza Apartments.
                  23.13           Consent to inclusion of Appraisal of Ritz-Carlton
                                     Hotel St. Louis, Four Seasons, Biltmore and
                                     Ritz Carlton, St. Louis
                  23.14           Consent to inclusion of Appraisal of Tower 45.
                  23.15           Consent to inclusion of Appraisal of Liberty
                                     Plaza.
                  23.16           Consent to inclusion of Appraisal of West Point
                                     Apartments.
                  23.17           Consent to inclusion of Appraisal of Franklin
                                     Mills Mall.
                  23.18           Consent to inclusion of Appraisal of Shilo Inn
                                     of Idaho Falls, Idaho. (previously filed as
                                     99.22)
                  23.19           Consent to inclusion of Appraisal of Shilo Inn
                                     of Nampa Boulevard, Idaho. (previously
                                     filed as 99.23)
                  23.20           Consent to inclusion of Appraisal of Shilo Inn
                                     of Warrenton, Oregon. (previously filed as
                                     99.24)
                  23.21           Consent to inclusion of Appraisal of Shilo Inn
                                     of Boise, Idaho. (previously filed as 99.25)
                  23.22           Consent to inclusion of Appraisal  of Shilo Inn of Casper, Wyoming.
                                     (previously filed as 99.26)
                  23.23           Consent to inclusion of Appraisal of Shilo Inn of Yuma, Arizona.
                                     (previously filed as 99.27)
                  23.24           Consent to inclusion of Appraisal of Shilo Inn of Oakhurst, California.
                                     (previously filed as 99.28)
                  23.25           Consent to inclusion of Appraisal of Shilo Inn of Delano, California.
                                     (previously filed as 99.29)
                  23.26           Consent to inclusion of Appraisal of Shilo Inn of Pomona, California.
                                     (previously filed as 99.30)
                  23.27           Consent to inclusion of Appraisal of Shilo Inn of Richland, Washington.
                                     (previously filed as 99.31)
                  23.28           Consent to inclusion of Appraisal of Shilo Inn of Spokane, Washington.
                                     (previously filed as 99.32)
                  23.29           Consent to inclusion of Appraisal of Shilo Inn of Dalles, Oregon.
                                     (previously filed as 99.33)
                  23.30           Consent to inclusion of Appraisal of Shilo Inn of Grant's Pass, Oregon.
                                     (previously filed as 99.34)
                  23.31           Consent to inclusion of Appraisal of Shilo Inn of Portland, Oregon.
                                     (previously filed as 99.35)
                  23.32           Consent to inclusion of Appraisal of Shilo Inn of Newport, Oregon.
                                     (previously filed as 99.36)
                  23.33           Consent to inclusion of Appraisal of Shilo Inn of Washington Square, Oregon.
                                     (previously filed as 99.37)
                  23.34           Consent to inclusion of Appraisal of Shilo Inn of Lincoln, Oregon.
                  23.35           Consent to inclusion of Appraisal of Bi-Lo Center.
                                     (previously filed as 99.39)
                  23.36           Consent to inclusion of Appraisal of One Main Place.
                                     (previously filed as 99.40)
                  23.37           Consent to inclusion of Appraisal of Chicot Crossing.
                                     (previously filed as 99.41)
                  23.38           Consent to inclusion of Appraisal of Hollywood Video (Franklin, TN).
                                     (previously filed as 99.45)
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                  23.39           Consent to inclusion of Appraisal of The "Y", Mandeville Marketplace, Nine Mile
                                     Plaza, River Square Shopping Center, Greenbrier Station,
                                     Russell Crossing, 59 West Shopping Center, 29 North
                                     Shopping Center, Betts Crossing, Clanton Marketplace,
                                     Opp Marketplace, Parker Center
                  23.40           Consent to Inclusion of Appraisal of Franklin Center.
                                     (previously filed as 99.57)
                  23.41           Consent to inclusion of Appraisal of Brownsville Place.
                                     (previously filed as 99.58)
                  23.42           Consent to inclusion of Appraisal of Delchamps Plaza.
                                     (previously filed as 99.59)
                  23.43           Consent to inclusion of Appraisal of Hollywood Video (Paducah, KY).
                                     (previously filed as 99.60)

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